EXHIBIT 10.1.8

EXECUTION VERSION

BORROWER JOINDER AND AFFIRMATION AGREEMENT

THIS BORROWER JOINDER AND AFFIRMATION AGREEMENT (this “Agreement”), dated as of December 29, 2011 (the “Effective Date”), is by and between SANDALWOOD ARKANSAS PROPERTY, L.L.C., a Delaware limited liability company (“Arkansas Borrower”), SOUTHERN CALIFORNIA NEVADA, L.L.C., a Delaware limited liability company (“California Borrower”) and MCCARTHY STREET PROPERTY, L.L.C. (“Pennsylvania Borrower”); together with Arkansas Borrower and California Borrower, each an “Additional Borrower” and collectively, the “Additional Borrowers”), AVIV FINANCING I, L.L.C., a Delaware limited liability company (the “Parent Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors as assigns, the “Administrative Agent”), in its capacity as Administrative Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of September 17, 2010, by and among the Parent Borrower, certain Subsidiaries of the Parent Borrower (such Subsidiaries, together with Parent Borrower and each of the entities who become a party thereto by execution of a Borrower Joinder Agreement, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Credit Parties are required under the provisions of Section 6.13 of the Credit Agreement to cause each Additional Borrower to become a “Borrower”.

Accordingly, each Additional Borrower and the Parent Borrower each hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each Additional Borrower will be deemed to be a party to the Credit Agreement and Notes and a “Borrower” for all purposes of the Credit Agreement and Notes, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and Notes. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each Additional Borrower hereby jointly and severally together with the other Borrowers, promises to pay and guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each Additional Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, each Additional Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, lien on, and, subject to the terms and conditions of the Security Agreement, a right of set off against any and all right, title and interest of each such Additional Borrower in and to the Collateral (as such term is defined in Section 1 of the Security Agreement). Each Additional Borrower hereby represents and warrants to the Administrative Agent that:

(i) Such Additional Borrower’s legal name, state of formation, chief executive office and chief place of business are (and for the term of its existence have been) located at the locations set forth on Schedule 1 hereto and such Additional Borrower keeps its books and records at such locations.

(ii) The type of Collateral owned by such Additional Borrower and the location of all Collateral owned by the Additional Borrower is as shown on Schedule 2 hereto.

(iii) Such Additional Borrower’s legal name is as shown in this Agreement and such Additional Borrower has not in the past four (4) months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 hereto.

(iv) All Equity Interests in such Additional Borrower’s Subsidiaries and Instruments, Documents, or Tangible Chattel Paper that are required to be pledged and/or delivered to Administrative Agent pursuant to the Security Agreement are set forth on Schedule 4 attached hereto.

(v) All Commercial Tort Claims (as defined in the Security Agreement) of such Additional Borrower are listed on Schedule 5 attached hereto.

3. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Borrower will be deemed to be a party to the Hazardous Materials Indemnity Agreement and an “Indemnitor” for all purposes of the Hazardous Materials Indemnity Agreement, and shall have all of the obligations of an Indemnitor thereunder as if it had executed the Hazardous Materials Indemnity Agreement. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Indemnitor contained in the Hazardous Materials Indemnity Agreement. Without limiting the generality of the foregoing terms of this paragraph 4, each Additional Borrower hereby jointly and severally together with the other Indemnitor, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the indemnification obligations and other covenants under the Hazardous Materials Indemnity Agreement strictly in accordance with the terms thereof.

4. Each Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Additional Borrower will be deemed to be a party to all of the other Credit Documents other than the mortgages not specifically enumerated herein to which Borrowers are a party (the “Other Credit Documents”) for all purposes of the Other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Other Credit Documents. Each Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Other Credit Documents. Without limiting the generality of the foregoing terms of this paragraph 6, each Additional Borrower hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent, the prompt performance of the obligations and covenants under the Other Credit Documents strictly in accordance with the terms thereof.

5. The address of each Additional Borrower for purposes of all notices and other communications is described on Schedule 10.02 of the Credit Agreement.

6. The following changes are hereby deemed made to the Schedules attached to the Credit Agreement: (a) the Additional Borrowers are added to Schedule 1.01, and (b) the Additional Borrowers are added to Schedule 5.11 as a subsidiary of the Parent Borrower.

7. The Additional Borrowers and the Parent Borrower each hereby represent and warrant to the Administrative Agent that attached hereto as (a) Schedule 6 is an updated version of Schedule 2.12 to the Credit Agreement and (b) Schedule 7 is an updated version of Part I of Schedule 5.12 to the Credit Agreement.

8. Each Additional Borrower hereby represents and warrants to the Administrative Agent that promptly after the date hereof, each will complete, or cause to be completed, the immediate repairs set forth in the summary (“Summary”) attached hereto as Schedule 8 within 90 days of the Effective Date. Additionally, (a) to the extent backup generators and smoke detectors are referenced in any actual property condition report (“PCR”), such items will only be required to the extent such items are required under the respective Facility Operating Lease or by any governing state or local Governmental Authority, (b) to the extent any roof replacements are referenced in any PCR, such replacement will be waived if the repair of such roof will be warranted for an additional 5 years for the date of such repair and (c) any repairs recommended in any required mold or engineering studies must be completed within the time recommended in such study to the satisfaction of the Administrative Agent.

9. Each Additional Borrower and Parent Borrower each hereby represents and warrants that each Operating Tenant added to Part I of Schedule 5.12 of the Credit Agreement (attached hereto as Schedule 7) as of the date hereof (a) are Eligible Tenants and (b) on a pro forma basis, each such Operating Tenant represents less than or equal to 10% of Rental Revenue.

10. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

11. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois, without regard to conflict of laws principles.

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IN WITNESS WHEREOF, each Additional Borrower and Parent Borrower have caused this Borrower Joinder and Affirmation Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ADDITIONAL BORROWER:	SANDALWOOD ARKANSAS PROPERTY, L.L.C.,
a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz
		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

SOUTHERN CALIFORNIA NEVADA, L.L.C.,
a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz
		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

MCCARTHY STREET PROPERTY, L.L.C.,
a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company its sole member

		By:	/s/ Samuel H. Kovitz
		Name:	Samuel H. Kovitz
		Its:	Authorized Representative

PARENT BORROWER:	AVIV FINANCING I, L.L.C.,
a Delaware limited liability company

	By:	/s/ Samuel H. Kovitz
	Name:	Samuel H. Kovitz
	Its:	Authorized Representative

Acknowledged and accepted:

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

By:	/s/ David Harper
Name:	David Harper
Title:	Its Duly Authorized Representative